                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2007

                                THE STANLEY WORKS
             (Exact name of Registrant as specified in its charter)

      CONNECTICUT               1-5244                    06-0548860
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)

                               1000 STANLEY DRIVE
                         NEW BRITAIN, CONNECTICUT 06053
                    (Address of principal executive offices)

                  Registrant's telephone number: (860) 225-5111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 20, 2007, The Stanley Works (the "Company") completed concurrent offerings of its Floating Rate Equity Units (the "Equity Units") and 5.00%
Senior Notes due 2010 (the "Notes"). Both offerings were made under the
Company's existing Form S-3 shelf registration statement previously filed with the Securities and Exchange Commission (File No. 333-117607).

EQUITY UNITS OFFERING

     In connection with the Equity Units offering, on March 14, 2007, the
Company entered into an underwriting agreement (the "Equity Units Underwriting
Agreement") with Citigroup Global Markets Inc., Morgan Stanley & Co.
Incorporated and Banc of America Securities LLC as representatives of the several underwriters named therein (the "Equity Units Underwriters"), pursuant to which the Company agreed to sell to the Equity Units Underwriters 330,000
Equity Units, which includes 30,000 Equity Units to cover over-allotments. Each
Equity Unit has a stated amount of $1,000 and initially consists of a purchase contract and a $1000 principal amount senior convertible note due May 17, 2012.
A copy of the Equity Units Underwriting Agreement is attached hereto as Exhibit
10.1 and the foregoing summary is qualified in its entirety by reference thereto.

NOTES OFFERING

     In connection with the Notes offering, on March 15, 2007, the Company entered into an underwriting agreement (the "Notes Underwriting Agreement") with
Goldman, Sachs & Co. and UBS Securities LLC as representatives of the several underwriters named therein (the "Notes Underwriters"), pursuant to which the
Company agreed to sell to the Notes Underwriters $200,000,000 aggregate principal amount of the Company's Notes. A copy of the Notes Underwriting
Agreement is attached hereto as Exhibit 10.2 and the foregoing summary is qualified in its entirety by reference thereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

10.1     Underwriting Agreement dated as of March 14, 2007 among the Company and
         Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and
         Banc of America Securities LLC, as representatives of the underwriters named therein.

10.2     Underwriting Agreement dated as of March 15, 2007 among the Company and
         Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the underwriters named therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2007

                                     THE STANLEY WORKS

                                     By: /s/ Bruce H. Beatt
                                         ---------------------------------------
                                         Name:  Bruce H. Beatt
                                         Title: Vice President, General Counsel
                                                and Secretary

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

10.1            Underwriting Agreement dated as of March 14, 2007 among the
                Company and Citigroup Global Markets Inc., Morgan Stanley & Co.
                Incorporated and Banc of America Securities LLC, as
                representatives of the underwriters named therein.

10.2            Underwriting Agreement dated as of March 15, 2007 among the
                Company and Goldman, Sachs & Co. and UBS Securities LLC, as
                representatives of the underwriters named therein.